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                                      LOGO

                            LONGLEAF PARTNERS FUNDS

                               SEMI-ANNUAL REPORT

                                at June 30, 1998

                                 PARTNERS FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    2
Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    6
  Performance History and Portfolio Summary*...............    7
  Portfolio Investments....................................    8
Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   10
  Performance History and Portfolio Summary*...............   11
  Portfolio Investments....................................   12
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   14
  Performance History and Portfolio Summary*...............   15
  Portfolio Investments....................................   17
Financial Reports and Footnotes............................   20
Financial Highlights.......................................   34
Service Directory..........................................   36
Trustees and Officers......................................   37

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Second Quarter and First Half Performance
We are pleased to report that Longleaf Partners Fund and Longleaf Partners Small-Cap Fund performed admirably in the second quarter and first half of the year. Their substantial year-to-date absolute returns exceeded our expectations for ALL of 1998. The Partners and Small-Cap Funds' returns also surpassed their benchmark indices in both the second quarter and for the first six months. The Partners Fund was up 18.1% and Small-Cap grew 13.7% in the first half of 1998, while the average common stock fund increased 11.7%.

Longleaf Partners Realty Fund's results were not as good. The Realty Fund outperformed its benchmark and most of its peers in the first six months, but real estate funds were down through June, some severely. Longleaf Partners Realty Fund was negative 3.7%.

The Longleaf fund with the weakest short-term results ironically, but not surprisingly, offers the most compelling values. We are finding numerous qualifying investments for the Realty Fund. Our charge for the Partners and Small-Cap Funds is much more challenging.

Great Partners at Longleaf
In a recent session with Bill Gates, before 350 students at the University of Washington, Warren Buffett talked about the importance of having the right kind of owners at Berkshire Hathaway.
     What you want to do is attract shareholders that are very much like you, with the same time horizons and expectations. . . . we don't want people who are focusing on what's going to happen next quarter or next year. We want people to join us because they want to be with us until they die.

As many people say, "You get the shareholders you deserve." Mr. Buffett has wonderful long-term supporters and no one is more deserving of their backing than he and Charlie Munger.

The right kind of shareholder is more important to a mutual fund than to an individual corporation. We think Longleaf has a nonpareil group of owners. Our partners are unequaled in their average size, ownership duration, and moral support. Longleaf shareholders understand buying undervalued and qualifying businesses one at a time, minimizing taxes, and having a long-term time horizon.

We will remain substantial partners with you until we give our shares to charitable causes or our estates are settled. We prefer the former. We thank you for being the kind of owners we envisioned when we opened the Funds in 1987. Active asset allocators and market timers need not apply; we do all we can to discourage their involvement.

We're Keeping Our Shares
We have told you our views in numerous letters regarding the futility of market timing. If forced to make market calls, we would have been wrong in each of the past four years. We spend all our energy on what we can do successfully - analyze individual businesses and their managements to uncover investments with a wide margin of safety for long-term compounding.

This unprecedented bull market has raised questions from some of our partners about the risks of remaining invested. Some pundits recommend exiting the market now and reinvesting when it bottoms. While we agree that the S&P 500 is, at least, fully valued, there are three reasons we are NOT exiting Longleaf to wait for a correction.

1. WE ASSESS THE PROBABILITY OF CORRECTLY TIMING THE MARKET
TO BE LESS THAN 1 IN 6.
Successfully timing the market requires three sequential events - picking the market top, having a significant (i.e. 25%) decline, and picking the market bottom to reinvest. In our experience, the chance of correctly predicting ANY of these three occurrences is less than 50%.

To illustrate the extreme difficulty of market timing, we use an example of two mutual fund owners with an original investment of $300,000 and a balance of $1,000,000 at the market peak. We assume that the hypothetical market timer is better than average at anticipating events. A 55% chance of a) picking the market high, b) seeing a 25% decline, and c) reinvesting at the low, makes the probability of his calling all three correctly 1 in 6, or 16.6% (55% X 55% X 55% = 16.6%). Each investor's results are below.

                                                            SUCCESSFUL
                                             LONG-TERM        MARKET
                                            SHAREHOLDER       TIMER
                                            -----------     ----------
Investment at market peak                   $1,000,000      $1,000,000
Cost basis                                     300,000         300,000
Gain on investment                             700,000         700,000
Tax liability (20% federal, 6% state)                0         182,000
Investment at market low                    $  750,000      $  830,000*
Difference at market low: $80,000

    * Assumes $182,000 capital gains tax paid and 1.5% after-tax interest earned on cash balance for 6 months.

Is it worth risking a $1,000,000 partnership and its future profitability for a 1 in 6 chance of making $80,000? We think not, given the difficulty of correctly forecasting AND ACTING UPON three turning points. Anecdotal evidence suggests that the chances of combining analysis and action on any one of these decisions is considerably less than 55%, given the emotional nature of the decision and the intestinal fortitude required to move directly on each. The odds for timers look even worse when the certainty of federal and state tax liabilities is weighed against the avoidance of these taxes by investors who hold shares until death or donation to charity.

The above is our conservative attempt to quantify the case for a timing advocate; the case is poor. In the real versus theoretical world, we think the odds of success are much, much lower than 1 in 6. The market could modestly appreciate for many more years; it could remain stable over a couple of years; it could decline modestly; the timer might not pick the absolute top and bottom even with a 25% decline. We believe the ability to correctly time the market is, realistically, at best a 1 in 100 shot. We have never known anyone who has successfully liquidated their equities, paid the required taxes, and reinvested at a large enough discount to justify the risks and come out ahead over the long-run.

2. LONG-TERM EQUITY OWNERSHIP HAS CREATED MOST OF THE WEALTH IN THE U.S.
A quick glance at the Forbes 400 reveals that holding significant ownership stakes in businesses over long periods without the participation of federal or state tax authorities has created most of the wealth in the United States. Bill Gates, Sam Walton, and the Rockefellers did not amass their fortunes through trading or by market timing.

3. THE LONGLEAF FUNDS' PORTFOLIOS ARE UNDERVALUED RELATIVE TO MAJOR MARKET INDICES.
Longleaf's holdings remain at a significant discount to appraised value, and the composite price-to-value ratio of each portfolio is still very attractive. Staying invested in the Funds is the best way to continue compounding the value of our own money. Our margin of safety provides great comfort against the risk of losing capital. We can easily tolerate volatility in our net asset values given the low probability of succeeding with a more activist approach founded on very tenuous assumptions.

Longleaf Partners International Fund
We are pursuing Longleaf Partners International Fund with great alacrity. We have added an analyst to our team to lead the international effort. Andrew McDermott joined us from the investment banking group at J.P. Morgan. During the last several years, Andrew has lived in Hong Kong, Tokyo, and Singapore. He will spend most of his time living in Asia and analyzing foreign companies and their managements.

Our research team has been hard at work spreading out numerous companies and visiting with managements throughout Asia. We now have the requisite number of undervalued and qualified investment opportunities to justify the Fund's formation. We are moving forward with the required SEC filings and expect to open the Fund by year end. We will notify all our shareholders when Longleaf Partners International Fund is available. Consistent with our partnership approach we will seed the portfolio with a substantial investment from the principals at Southeastern.

We enjoyed being with many of you at our annual meeting and appreciate all your questions and support. We hope you have a good summer with family and friends.

Sincerely,


/s/ O. Mason Hawkins, CFA        /s/ G. Staley Cates, CFA   /s/ C.T. Fitzpatrick, CFA
O. Mason Hawkins, CFA            G. Staley Cates, CFA       C.T. Fitzpatrick, CFA
Co-Portfolio Manager             Co-Portfolio Manager       Co-Portfolio Manager

See pages 7, 11 and 15 for historical performance information on each fund.

--------------------------------------------------------------------------------
                     PARTNERS FUND - MANAGEMENT DISCUSSION
                       by Mason Hawkins and Staley Cates

Over the last quarter and throughout 1998 Longleaf Partners Fund has delivered strong absolute and relative performance in spite of our large cash component. The Fund grew 4.0% during the second quarter versus 3.3% for the S&P 500. Year-to-date the Partners Fund is up 18.1% compared to the S&P's 17.6%.

The equity market appears fully valued and homogenous to many, yet we have always contended that good analysts can uncover wonderful long-term opportunity. The power of identifying and buying significant stakes in a few very compelling and undervalued companies cannot be overemphasized. The flexibility our shareholders approved last year to allow more concentration enabled us to make large commitments to MediaOne, News Corp., and Waste Management in the second half of 1997. These three companies illustrate our beliefs and have driven the Partners Fund's 1998 performance. Each of these businesses has competitive economics, was disdained by Wall Street when purchased, and continues to sell at a discount to intrinsic value.

MediaOne, formerly U S West Media Group, has become the only publicly traded broadband cable company that offers one class of shares, has little debt, and is managed equally well for all owners. Our investment in MediaOne has more than doubled. News Corp.'s portfolio market value is almost twice our cost as the company has gone from Wall Street dog to darling with Rupert Murdoch's sale of TV Guide and proposed public sale of 20% of Fox's assets. Waste Management will soon merge with USA Waste, and our stake has materially appreciated. The strength of John Drury and his management team at USA Waste combined with the assets of Waste Management will create the strongest company in the solid waste industry.

During the quarter the portfolio had a number of transactions, but few were sizeable. Several companies split into their component parts. When Chicago Title was spun off by Alleghany, Chicago Title quickly reached full value and we sold it. The same was true when Sodexho Marriott Services split from Marriott. Ralston Purina and Agribrands separated, and we liquidated our long-term Ralston holding at appraisal. With great reluctance we sever our ten year partnership with Bill Stiritz and his team. Few have been better stewards of corporate assets for us. He is at the top of the class in our hall of fame. We all owe a great debt of thanks to Bill and his very capable management team.

Since quarter end Alltel closed its purchase of 360 degrees Communications. We look forward to our new association with Joe Ford, Dennis Foster, and their team.

--------------------------------------------------------------------------------
                    PARTNERS FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY
                             AVERAGE ANNUAL RETURNS

                      FOR THE PERIODS ENDED JUNE 30, 1998

                                                         Value-Line
                                    Partners   S&P 500   Geometric
                                      Fund      Index      Index
                                    --------   -------   ----------
Year-to-Date                         18.09%     17.64%      4.92%
One Year                             31.93      30.09      13.53
Three Years                          25.83      30.21      15.29
Five Years                           23.29      23.05      11.37
Ten Years                            19.58      18.53       7.10

                             FIVE LARGEST HOLDINGS

                        (REPRESENT 39.2% OF NET ASSETS)

MEDIAONE GROUP, INC. (formerly U S West Media Group) (UMG)                 12.9%
Cable and communications company whose focus is providing a single line to the home for multiple services including video, Internet access, and voice.

FDX CORPORATION (FDX)                                                       6.8%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

PHILIPS ELECTRONICS N.V. (PHG)                                              6.8%
A leading manufacturer of lighting systems, electronics products including television and stereo equipment, appliances, and semiconductors.

THE NEWS CORPORATION LIMITED (NWS)                                          6.4%
International media company which operates satellite television, owns Fox Broadcasting and 20th Century Fox film operations, and publishes numerous newspapers and magazines.

WASTE MANAGEMENT, INC. (WMX)                                                6.3%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1998 THROUGH JUNE 30, 1998

            NEW HOLDINGS                           ELIMINATIONS
            ------------                           ------------
Agribrands International, Inc.*       Agribrands International, Inc.*
Boston Properties, Inc.               Chicago Title Corporation*
Chicago Title Corporation*            Kansas City Southern Industries, Inc.
MediaOne Group, Inc.*                 The Ralston Purina Company
Pioneer Natural Resources Company     Sodexho Marriott Services, Inc.*
Sodexho Marriott Services, Inc.*      Tricon Global Restaurants, Inc.
Tricon Global Restaurants, Inc.       The Union Corporation
UCAR International, Inc.              U S West, Inc.*
U S West, Inc.*

* Acquired through merger/spin-off of existing position.

--------------------------------------------------------------------------------
                     PARTNERS FUND - PORTFOLIO INVESTMENTS
                          AT JUNE 30, 1998 (UNAUDITED)

      SHARES                                                           MARKET VALUE
    ----------                                                        --------------
Common Stock 85.4%
                     Beverages 5.2%
     4,604,800       The Seagram Company Ltd. (Foreign) ...........   $  188,509,000

                     Broadcasting 6.4%
     7,284,362       The News Corporation Limited (Foreign)........      234,010,129

                     Cable 12.9%
    10,686,100   *   MediaOne Group, Inc...........................      469,520,519

                     Environmental Services 6.3%
     6,550,000       Waste Management, Inc.........................      229,250,000

                     Food 1.5%
     1,009,400       The Quaker Oats Company.......................       55,453,912

                     Lodging 6.9%
     9,788,700   *   Host Marriott Corporation.....................      174,361,219
     2,407,600       Marriott International, Inc.--Class A.........       77,946,050
                                                                      --------------
                                                                         252,307,269
                                                                      --------------
                     Manufacturing 3.5%
     4,450,000   *   UCAR International, Inc.......................      129,884,375

                     Multi-Industry 8.2%
     1,565,000       Alexander & Baldwin, Inc......................       45,580,625
     2,903,800       Philips Electronics N.V. (Foreign)............      246,823,000
                                                                      --------------
                                                                         292,403,625
                                                                      --------------
                     Natural Resources 7.8%
     1,237,700       The Pioneer Group, Inc........................       32,566,981
     5,071,200       Pioneer Natural Resources Company.............      121,074,900
     2,900,000       Rayonier Inc..................................      133,400,000
                                                                      --------------
                                                                         287,041,881
                                                                      --------------
                     Pharmaceuticals 1.4%
     1,770,350       Mallinckrodt Inc. ............................       52,557,266

                     Property & Casualty Insurance 5.3%
       112,828   *   Alleghany Corp................................       26,317,131
    25,046,000       Mitsui Marine and Fire Insurance Company, Ltd.
                       (Foreign)...................................      125,784,933
     6,603,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign)..............................       26,976,265
     3,706,000       The Yasuda Fire and Marine Insurance Company,
                       Ltd. (Foreign)..............................       15,754,873
                                                                      --------------
                                                                         194,833,202
                                                                      --------------
                     Publishing 4.7%
     3,150,000       Knight Ridder, Inc............................      173,446,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     PARTNERS FUND - PORTFOLIO INVESTMENTS
                          AT JUNE 30, 1998 (UNAUDITED)

      SHARES                                                           MARKET VALUE
    ----------                                                        --------------
                     Real Estate 3.7%
       176,100       Boston Properties Inc.........................   $    6,075,450
     6,038,591       TrizecHahn Corporation (Foreign)..............      129,452,295
                                                                      --------------
                                                                         135,527,745
                                                                      --------------
                     Telecommunications 4.8%
     5,450,000   *   360 degrees Communications Company............      174,400,000

                     Transportation 6.8%
     3,954,300   *   FDX Corporation...............................      248,132,325
                                                                      --------------
                     TOTAL COMMON STOCKS (COST $2,159,076,627).....    3,117,278,123
Short-Term Obligations 15.1%
Commercial Paper -- Clipper Receivables Corp., 5.6% due 7-29-98....       99,569,889
Federal Home Loan Mortgage Corporation, 5.5% due 7-7-98............       49,955,167
Federal Home Loan Mortgage Corporation, 5.5% due 7-14-98...........       49,902,500
Federal Home Loan Mortgage Corporation, 5.5% due 8-6-98............      149,188,500
Federal National Mortgage Association Discount Note, 5.5% due
  7-13-98..........................................................       99,820,000
Repurchase Agreement with State Street Bank, 5.0% due 7-1-98.......      103,128,000
                                                                      --------------
                                                                         551,564,056
                                                                      --------------
TOTAL INVESTMENTS (COST $2,710,640,683)(a)..................  100.5%   3,668,842,179
OTHER ASSETS AND LIABILITIES, NET...........................   (0.5)     (16,837,013)
                                                              -----   --------------
NET ASSETS..................................................  100.0%  $3,652,005,166
                                                              =====   ==============
NET ASSET VALUE PER SHARE..........................................           $30.68
                                                                      ==============

 *  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 26% of Net Assets.

Open Forward Currency Contracts

                                                       Currency
   Currency              Currency Sold and              Market      Unrealized
  Units Sold              Settlement Date               Value          Gain
--------------   ----------------------------------  ------------   -----------
14,552,730,000   Japanese Yen 1-28-99..............  $108,156,558   $15,208,101
 5,933,189,584   Japanese Yen 2-26-99..............    44,257,286     3,909,027
                                                     ------------   -----------
                 Total Forward Contracts...........  $152,413,844   $19,117,128
                                                     ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins and Staley Cates

During 1998, Longleaf Partners Realty Fund's short-term absolute returns have weakened. The Fund's relative performance, however, has been strong since inception and has remained so this year. For the first six months of 1998, the Fund is down 3.7% versus the Wilshire Real Estate Securities Index's 5.3% decrease. The Realty Fund's net asset value decreased by 5.0% in the second quarter compared to a decline of 4.9% for the Index.

We have seized upon this year's short-term volatility in publicly traded real estate to lay a strong foundation for long-term compounding. The composite price-to-value ratio for Longleaf Partners Realty Fund is near its most attractive level since the Fund began operations. During the second quarter we added to several of our best holdings which are temporarily depressed. A number of real estate companies whose values are rising have become more attractive as their prices have fallen. The Fund remains fully invested and our qualifying investments exceed our cash resources.

This year's disparity between the returns of real estate and common stocks has caused some to worry. We give no thought to broad markets or the differences between them. Some real estate businesses that we do not own are suffering from increased supply, slowed growth, harmful legislation, or poor management. Those companies do not concern us. Instead, we carefully analyze the managements, cash flows, and local markets for each of the companies we do own and their respective properties. The fundamentals for our portfolio holdings remain robust. Even for good companies in weaker sectors, the prices we paid are so low that we are being more than compensated for their slower growth. We will invest our money and yours only in those real estate businesses with good managers, competitive properties, and greatly discounted prices.

As owners and managers of Longleaf Partners Realty Fund, we expect the following. First, long-term investors should be amply rewarded for bearing short-term risk. Second, short-term investors could be disappointed. Volatility may persist or even increase. Third, regardless of "the market" each of the companies in the Realty Fund continues to build per share value and sell below intrinsic worth. These dynamics imply above average long-term returns with below average risk. The principals of Southeastern Asset Management consequently have increased our commitment to the Realty Fund to $46 million. This capital is permanently invested.

We have communicated Longleaf Partners Realty Fund's unique approach. You might be interested to know about our unique partners. While most real estate funds have had net redemptions this year, Longleaf Partners Realty Fund has had very stable net inflows which are especially beneficial since we have businesses to buy. All shareholders should be grateful for the wonderful investment partners we have, their support of our philosophy and process, and the positive impact that has on our results.

--------------------------------------------------------------------------------
                     REALTY FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY
                             AVERAGE ANNUAL RETURNS

                      FOR THE PERIODS ENDED JUNE 30, 1998

                                                 Wilshire       NAREIT
                                    Realty     Real Estate      Equity
                                     Fund    Securities Index   Index
                                    ------   ----------------   ------
Year-to-Date                        (3.69)%       (5.30)%       (5.03)%
One Year                             7.28          6.55          8.05
Since inception 1/2/96              25.39         19.38         19.06

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 39.1% OF NET ASSETS)

HOST MARRIOTT CORPORATION (HMT)                                            10.1%
Owner of 101 upscale and luxury full-service Marriott and Ritz Carlton hotels and 31 assisted living centers, which are operated by Marriott International.

EXCEL LEGACY CORPORATION (XELC)                                             9.6%
A C-Corp spun out of Excel Realty Trust and focused on development and re-development of unique real estate projects throughout the U.S.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      8.1%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S.

FOREST CITY ENTERPRISES, INC. (FCE)                                         5.9%
A vertically integrated real estate company which develops, constructs, owns, and manages commercial (primarily urban infill, mixed-use projects) and residential real estate throughout the U.S.

BOSTON PROPERTIES INC. (BXP)                                                5.4%
A fully integrated, development oriented company which owns premier, Class A office properties primarily in New York, Washington, D.C., Boston, and San Francisco.

                               PORTFOLIO CHANGES
                     JANUARY 1, 1998 THROUGH JUNE 30, 1998

              NEW HOLDINGS                           ELIMINATIONS
              ------------                           ------------
Beacon Capital Partners, Inc.             Arden Realty, Inc.
Excel Legacy Corporation Common           Sodexho Marriott Services, Inc.*
Excel Legacy Corporation - Series A       Sunburst Hospitality Corporation
  Liquidating Preference Convertible      Wellsford Real Properties, Inc.
Horizon Group Properties, Inc.*           White River Corporation
Sodexho Marriott Services, Inc.*

* Acquired through merger/spin-off of existing position.

--------------------------------------------------------------------------------
                      REALTY FUND - PORTFOLIO INVESTMENTS
                          AT JUNE 30, 1998 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Common Stock - 83.8%
                     Diversified Realty 17.2%
     3,979,800   *   Catellus Development Corporation................   $ 70,392,712
     2,280,000   *   Excel Legacy Corporation........................      9,975,000
       802,800       Forest City Enterprises, Inc. - Class A.........     47,515,725
        67,600       Forest City Enterprises, Inc. - Class B.........      3,988,400
       783,000       Sizeler Property Investors, Inc. (REIT).........      7,878,938
       440,600       TrizecHahn Corporation (Foreign)................      9,445,362
                                                                        ------------
                                                                         149,196,137
                                                                        ------------
                     Lodging 16.4%
     4,929,600   *   Host Marriott Corporation.......................     87,808,500
       204,600       Marriott International, Inc. - Class A..........      6,623,925
     2,490,000   *   Red Roof Inns, Inc..............................     42,174,375
       518,646   *   Supertel Hospitality, Inc.......................      6,483,075
                                                                        ------------
                                                                         143,089,875
                                                                        ------------
                     Mortgage Financing 3.3%
       913,200       Bay View Capital Corp...........................     28,994,100

                     Natural Resources/Land 13.6%
     1,683,000   *   Castle & Cooke, Inc.............................     31,977,000
       650,000       Deltic Timber Corporation.......................     16,290,625
       650,000       The Pioneer Group, Inc..........................     17,103,125
       261,000       Rayonier Inc....................................     12,006,000
     6,950,000       TimberWest Timber Trust (Foreign)...............     41,118,667
                                                                        ------------
                                                                         118,495,417
                                                                        ------------
                     Office 21.3%
       892,400       Alexandria Real Estate Equities, Inc. (REIT)....     26,716,225
     2,075,000   *   Beacon Capital Partners, Inc.(b) (REIT).........     41,500,000
     1,350,000       Boston Properties Inc. (REIT)...................     46,575,000
     1,090,900       Cousins Properties Incorporated (REIT)..........     32,590,638
     2,197,300       Prime Group Realty Trust (REIT).................     37,628,763
                                                                        ------------
                                                                         185,010,626
                                                                        ------------
                     Retail 12.0%
     1,223,800       Getty Realty Corp...............................     23,711,125
       142,880   *   Horizon Group Properties, Inc...................        942,122
       993,800   *   IHOP Corp.......................................     41,118,475
     3,195,800       Prime Retail, Inc. (REIT).......................     38,149,862
                                                                        ------------
                                                                         103,921,584
                                                                        ------------
                     TOTAL COMMON STOCKS (COST $696,903,984).........    728,707,739
                                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                      REALTY FUND - PORTFOLIO INVESTMENTS
                          AT JUNE 30, 1998 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Preferred Stock - 8.4%
                     Diversified Realty 8.4%
    14,600,000   *   Excel Legacy Corporation - Series A Liquidating
                     Preference Convertible(b).......................   $ 73,000,000
                                                                        ------------
                     TOTAL PREFERRED STOCK (COST $73,000,000)........     73,000,000
                                                                        ------------

Options - 0.8%
    CONTRACTS
    ----------
                     Put Options Written
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Premiums received
                     $1,076,268).....................................        (32,964)
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Premiums received
                     $709,919).......................................       (293,733)
                     Call Options Purchased
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Cost $1,761,493)...............      5,323,686
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Cost $1,225,243).............      1,887,012
                                                                        ------------
                                                                           6,884,001
                                                                        ------------

Corporate Bonds - 2.6%
    PRINCIPAL
      AMOUNT
    ----------
    34,000,000       Marriott International, Inc. Liquid Yield
                     Option Notes (LYONs), zero coupon conv. sub.
                     notes due 2011 (COST $19,806,185)...............     22,185,000
                                                                        ------------
    Short-Term Obligations 4.3%

    Repurchase Agreement with State Street Bank, 5.0% due 7-1-98.....     37,299,000
                                                                        ------------
TOTAL INVESTMENTS (COST $828,209,718)(a)......................   99.9%   868,075,740
OTHER ASSETS AND LIABILITIES, NET.............................    0.1      1,095,211
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $869,170,951
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $16.71
                                                                              ======

*  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.
(b) Illiquid/restricted security.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 6% of Net Assets.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                       by Mason Hawkins and Staley Cates

Over the last quarter and throughout 1998, Longleaf Partners Small-Cap Fund has delivered strong absolute and relative performance. The Fund grew 1.2% during the second quarter versus a decline of 4.7% in the Russell 2000. Year-to-date the Small-Cap Fund is up 13.7% compared to the Russell 2000's 4.9%. The Fund's performance is more impressive given our high cash levels. At the end of June, Small-Cap had 27% of its portfolio in cash reserves.

Our investments in cable have propelled much of the year's performance. Shaw Communications and MediaOne have dramatically impacted the Fund since we acquired these holdings less than a year ago. Each remains below our appraisal, and our confidence in their cash flows and managements continues to grow.

While we have found a few qualifying domestic stocks in 1998, the largest opportunity to buy significantly undervalued small cap businesses has been outside the U.S. We currently own four companies headquartered in Canada which represent 18% of Small-Cap's assets. Another 9% of the portfolio is in fourteen Japanese positions. Our bottom-up process to find the best companies selling at the steepest discounts has led to our foreign holdings. We hedge the currency of businesses whose revenues or assets are tied to a single country. Small-Cap is limited to 30% foreign purchases; below that, we will continue to own the best investments we can find for our money and yours, wherever they are located.

We sold several companies which reached full value during the quarter including Dart Group, Corecomm, Grey Advertising, and Chicago Title (spun off from Alleghany). We have been unable to acquire significant stakes in our new holdings, and consequently the cash in the Fund rose from 20% in March to 27%. While the effort to find new investment opportunities has been painstaking, the attempt to purchase meaningful amounts of our qualifiers has been more so. Southeastern remains committed to our belief in concentrated portfolios -- 43% of the portfolio is in our top ten holdings. We are not, however, rigidly wed to any formal portfolio construction. As long as each marginal investment is amply qualified, we would rather be owners than lenders. If we adhered to a dogmatic rule that required investing 4-5% of our assets in a company or none at all, we would miss a number of outstanding investments in companies we have found. We will take even the small stakes we are dealt if we are convinced that the business, people, and price stack up.

On a more optimistic note, we have identified three small cap U.S. companies that meet our criteria since quarter end. We hope the prices will remain stable so we can acquire meaningful stakes.

--------------------------------------------------------------------------------
                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY
                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 1998

                                 Small-Cap   Russell 2000   Value-Line
                                   Fund         Index         Index
                                 ---------   ------------   ----------
Year-to-Date                       13.71%        4.93%          4.92%
One Year                           25.08        16.51          13.53
Three Years                        28.64        18.86          15.29
Five Years                         20.61        16.04          11.37

 * The average annual returns for the Longleaf Partners Small-Cap Fund and the Russell 2000 Index, from initial public offering on 2/21/89 through 6/30/98 were 13.38% and 13.99%, respectively. From inception through 3/31/91, the Fund was managed by a different portfolio manager.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 28.3% OF NET ASSETS)

SHAW COMMUNICATIONS INC. (SCL)                                             10.2%
A Canadian cable television company which also provides high-speed Internet access and digital audio services.

MEDIAONE GROUP, INC. (formerly U S West Media Group) (UMG)                  6.9%
Cable and communications company whose focus is providing a single line to the home for multiple services including video, Internet access, and voice.

BAY VIEW CAPITAL CORP. (BVCC)                                               3.8%
The holding company for Bay View Federal Bank which uses deposits and other funds to originate and purchase real estate loans and consumer loans, and serves the nine counties contiguous with San Francisco Bay through 27 branch offices and one loan production office.

MIDAS INC. (MDS)                                                            3.7%
One of the world's largest automotive service providers with over 1900 franchises in the U.S. and 800 locations overseas.

FDX CORPORATION (FDX)                                                       3.7%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

--------------------------------------------------------------------------------
                       SMALL-CAP FUND - PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                     JANUARY 1, 1998 THROUGH JUNE 30, 1998

           NEW HOLDINGS                      ELIMINATIONS
           ------------                      ------------
Carmike Cinemas, Inc.               Baker Fentress & Company
Chicago Title Corporation*          Celestial Seasonings, Inc.
Fuji Fire and Marine Insurance      Chicago Title Corporation*
  Company, Limited                  Corecomm, Inc.
Genlyte Group Incorporated          Dart Group Corporation
Kentucky Fried Chicken Japan        Grey Advertising Inc. -
Kinseki, Ltd.                       Class A
Kuraya Corporation                  Showboat, Inc.
MediaOne Group, Inc.*               The Union Corporation
Midas Inc.                          U S West, Inc.*
Nippon Broadcasting System          White River Corporation
Nippon Shinyaku Co., Ltd.           Zurn Industries, Inc.
Nippon Shoji Kaisha Ltd.
Ryoyo Electro Corp.
Sangetsu Co., Ltd.
Shaw Communications Inc. - Class A
Showa Pharmaceutical Co. Ltd.
U S West, Inc*

* Acquired through merger/spin-off of existing position.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                          AT JUNE 30, 1998 (UNAUDITED)

      SHARES                                                                    MARKET VALUE
    ----------                                                                  ------------
Common Stock 71.8%
                     Broadcasting 1.2%
       355,000       Nippon Broadcasting System (Foreign)....................   $ 14,963,793
                     Building Materials 0.4%
       405,000       Sangetsu Co., Ltd (Foreign).............................      5,223,547
                     Business Services 1.8%
     1,104,400   *   Pinkerton's, Inc........................................     22,916,300
                     Cable 17.1%
     1,980,000   *   MediaOne Group Inc......................................     86,996,250
       100,000       Shaw Communications Inc. - Class A (Foreign)............      1,849,711
     6,479,800       Shaw Communications Inc. - Class B (Foreign)............    126,026,712
                                                                                ------------
                                                                                 214,872,673
                                                                                ------------
                     Commercial Lighting 0.6%
        83,700   *   Genlyte Group Incorporated..............................      2,218,050
       223,350       Thomas Industries, Inc..................................      5,458,116
                                                                                ------------
                                                                                   7,676,166
                                                                                ------------
                     Electronics 1.1%
       205,000       Kinseki, Ltd.(Foreign)..................................      1,048,744
     1,109,000       Ryoyo Electro Corp. (Foreign)...........................     13,040,948
                                                                                ------------
                                                                                  14,089,692
                                                                                ------------
                     Entertainment 1.0%
       461,100   *   Carmike Cinemas, Inc. -- Class A........................     12,420,881
                     Financial Services 0.1%
        21,500       Duff & Phelps Credit Rating Co..........................      1,198,625
                     Investment Management Companies 1.8%
       836,000       United Asset Management Corporation.....................     21,788,250
                                                                                ------------
                     Manufacturing 0.8%
       164,700   *   American Safety Razor Company...........................      2,408,738
       264,000       AMETEK, Inc.............................................      7,738,500
                                                                                ------------
                                                                                  10,147,238
                                                                                ------------
                     Mortgage Financing 3.9%
     1,518,600       Bay View Capital Corp...................................     48,215,550
                     Natural Resources 8.6%
       845,000       Deltic Timber Corporation...............................     21,177,812
     2,748,496       Gendis Inc. - Class A (Foreign).........................     22,802,891
       865,000       The Pioneer Group, Inc..................................     22,760,313
     6,950,000       TimberWest Timber Trust (Foreign).......................     41,118,667
                                                                                ------------
                                                                                 107,859,683
                                                                                ------------
                     Pharmaceuticals 0.4%
       199,700       Kuraya Corporation (Foreign)............................      1,142,500
       516,000       Nippon Shinyaku Co., Ltd. (Foreign).....................      2,241,943
       278,400       Nippon Shoji Kaisha Ltd. (Foreign)......................        824,458
       105,000       Showa Pharmaceutical Co. Ltd (Foreign)..................        518,248
                                                                                ------------
                                                                                   4,727,149
                                                                                ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                          AT JUNE 30, 1998 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
                     Property & Casualty Insurance 13.2%
       126,273   *   Alleghany Corporation..........................   $   29,453,177
     5,717,000       The Chiyoda Fire and Marine Insurance Company,
                       Ltd. (Foreign)...............................       21,132,118
     3,840,000       The Dai-Tokyo Fire and Marine Insurance
                       Company, Ltd. (Foreign)......................       13,363,980
     2,873,000       Fuji Fire and Marine Insurance Company, Limited
                       (Foreign)....................................        6,500,141
     1,777,400       Hilb, Rogal and Hamilton Company...............       27,771,875
     1,702,000       The Koa Fire and Marine Insurance Company, Ltd.
                       (Foreign)....................................        6,548,748
     7,160,000       The Nissan Fire & Marine Insurance Company,
                       Ltd. (Foreign)...............................       24,608,711
       640,800       Orion Capital Corporation......................       35,804,700
                                                                       --------------
                                                                          165,183,450
                                                                       --------------
                     Real Estate 9.2%
     1,500,700   *   Catellus Development Corporation...............       26,543,631
     1,135,400       Cousins Properties Incorporated................       33,920,075
       552,900   *   IHOP Corp......................................       22,876,237
     1,520,000       TrizecHahn Corporation (Foreign)...............       32,585,000
                                                                       --------------
                                                                          115,924,943
                                                                       --------------
                     Restaurants 1.2%
        36,000       Kentucky Fried Chicken Japan (Foreign).........          360,558
       982,400   *   VICORP Restaurants, Inc........................       15,104,400
                                                                       --------------
                                                                           15,464,958
                                                                       --------------
                     Retail 3.7%
     2,333,400       Midas Inc......................................       46,959,675

                     Telecommunications 2.0%
     1,349,109   *   Vanguard Cellular Systems, Inc. -- Class A.....       25,464,432

                     Transportation 3.7%
       740,000   *   FDX Corporation................................       46,435,000
                                                                       --------------
         TOTAL COMMON STOCKS (COST $717,352,643)....................      901,532,005
                                                                       --------------
Notional Principal Contract 0.1% (Note 9)
       728,900       Contract on Vanguard Cellular Systems Inc......          692,105
                                                                       --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                          AT JUNE 30, 1998 (UNAUDITED)

                                                                        MARKET VALUE
                                                                       --------------
Short-Term Obligations 27.2%
Commercial Paper - Clipper Receivables Corp., 5.5% due 7-7-98.......   $   49,954,000
Federal Home Loan Mortgage Corporation, 5.5% due 7-14-98............       99,805,000
Federal Home Loan Mortgage Corporation, 5.6% due 7-24-98............       99,651,805
Repurchase Agreement with State Street Bank, 5.0% due 7-1-98........       67,317,000
U.S. Treasury Bill, 4.9% due 8-6-98.................................       24,878,750
                                                                       --------------
                                                                          341,606,555
                                                                       --------------
TOTAL INVESTMENTS (COST $1,058,959,198)(a)...................   99.1%   1,243,830,665
OTHER ASSETS AND LIABILITIES, NET............................    0.9       11,410,859
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,255,241,524
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $25.22
                                                                               ======

*   Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 27% of Net Assets.

Open Forward Currency Contracts

  Currency              Currency Sold and             Currency     Unrealized
 Units Sold              Settlement Date            Market Value      Gain
-------------   ----------------------------------  ------------   -----------
  150,608,700   Canadian Dollars 10-28-98.........  $102,734,482   $ 4,640,348
3,122,676,537   Japanese Yen 2-26-99..............    23,292,900     2,021,633
  186,235,782   Japanese Yen 3-15-99..............     1,392,156       114,172
   23,644,623   Japanese Yen 3-30-99..............       177,082        10,158
  641,866,185   Japanese Yen 3-31-99..............     4,807,743       336,476
3,830,551,260   Japanese Yen 4-2-99...............    28,699,009     1,800,279
6,940,169,777   Japanese Yen 5-13-99..............    52,263,852     1,722,702
                                                    ------------   -----------
                Total Forward Contracts...........  $213,367,224   $10,645,768
                                                    ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                          AT JUNE 30, 1998 (UNAUDITED)



ASSETS:
Investments:
  Securities, at market value (cost $2,159,076,627,
    $772,890,720, and $717,352,643, respectively) (Note
    2)......................................................
  Short-term cash equivalents...............................
  Repurchase agreement (Note 2).............................
  Corporate bonds (cost $19,806,185)........................
  Notional Principal Contract (Note 9)......................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Forward currency contracts (Note 2).......................
  Dividends and interest....................................
  Securities sold...........................................
Prepaid assets..............................................
Insurance reserve premium...................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Securities purchased......................................
Options written, at market value (premiums received
  $1,786,187)...............................................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income.......................
  Accumulated net realized gain.............................
  Unrealized appreciation of investments....................
  Unrealized foreign exchange loss..........................
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                          AT JUNE 30, 1998 (UNAUDITED)

PARTNERS FUND    REALTY FUND    SMALL-CAP FUND
--------------   ------------   --------------
$3,117,278,123   $808,918,437   $  901,532,005
   448,436,056              -      274,289,555
   103,128,000     37,299,000       67,317,000
             -     22,185,000                -
                                       692,105
--------------   ------------   --------------
 3,668,842,179    868,402,437    1,243,830,665
           102            610              852
    19,117,128              -       10,645,768
     1,886,703      1,958,881        2,083,464
        20,971         62,873           51,492
       115,903         57,744           62,193
        65,451          3,937           12,203
--------------   ------------   --------------
 3,690,048,437    870,486,482    1,256,686,637
--------------   ------------   --------------
     2,261,271        722,642          831,979
       290,544         72,264           99,972
    34,995,739              -          293,761
             -        326,697                -
       495,717        193,928          219,401
--------------   ------------   --------------
    38,043,271      1,315,531        1,445,113
--------------   ------------   --------------
$3,652,005,166   $869,170,951   $1,255,241,524
--------------   ------------   --------------
 2,336,419,815    805,894,119      951,237,650
     7,748,430      7,116,454        7,724,822
   330,627,539     16,295,611      100,806,252
   977,318,624     39,866,022      195,517,235
      (109,242)        (1,255)         (44,435)
--------------   ------------   --------------
$3,652,005,166   $869,170,951   $1,255,241,524
==============   ============   ==============
        $30.68         $16.71           $25.22
       =======        =======          =======
   119,051,352     52,027,037       49,762,069

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
INCOME:
  Dividends (net of foreign tax withheld of $1,202,211,
     $397,594, and $604,751, respectively) (Note 7).........
  Interest..................................................
  Net realized foreign exchange gain(loss)..................
          Total income......................................
EXPENSES:
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Transfer Agent fee........................................
  Registration and filing fees..............................
  Supplies and postage......................................
  Reimbursable administration expenses (Note 4).............
  Printing..................................................
  Trustees' fees............................................
  Custodian fee.............................................
  Insurance expense.........................................
  Professional fees.........................................
  Miscellaneous.............................................
          Total expenses....................................
          Net investment income.............................

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on securities...........................
  Net unrealized appreciation(depreciation) on securities...
  Net unrealized depreciation on options....................
  Net unrealized foreign exchange loss......................
          Net realized and unrealized gain(loss) on
            investments.....................................
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

  PARTNERS                       SMALL-CAP
    FUND        REALTY FUND         FUND
-------------   ------------   --------------
$ 13,813,764    $ 10,383,832    $  5,972,540
   9,380,547       2,031,841       6,017,568
      74,725         (25,852)      1,722,748
------------    ------------    ------------
  23,269,036      12,389,821      13,712,856
------------    ------------    ------------
  13,024,570       4,190,207       4,700,528
   1,670,493         419,021         560,619
     274,009          68,744          91,953
     181,455          85,010          96,464
      96,047          45,789          44,905
      83,135          27,091          32,269
     110,153          52,515          58,203
      29,753          14,876          14,876
      39,927          19,866          48,206
      21,846           5,505           6,642
      10,909           9,917           9,917
      67,683          19,674          21,670
------------    ------------    ------------
  15,609,980       4,958,215       5,686,252
------------    ------------    ------------
   7,659,056       7,431,606       8,026,604
------------    ------------    ------------

 335,471,394      16,248,817     102,828,341
 202,597,749     (56,637,899)     29,786,000
           -      (1,815,821)              -
    (109,242)         (5,729)        (48,904)
------------    ------------    ------------
 537,959,901     (42,210,632)    132,565,437
------------    ------------    ------------
$545,618,957    $(34,779,026)   $140,592,041
============    ============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                PARTNERS FUND
                                       --------------------------------
                                         SIX MONTHS        YEAR ENDED
                                           ENDED          DECEMBER 31,
                                       JUNE 30, 1998          1997
                                       --------------    --------------
OPERATIONS:
  Net investment income.............   $    7,659,056    $   21,420,547
  Net realized gain on securities...      335,471,394       306,865,056
  Net unrealized appreciation
     (depreciation) on securities...      202,597,749       322,569,345
  Net unrealized appreciation
     (depreciation) on options......                -                 -
  Net unrealized foreign exchange
     gain (loss)....................         (109,242)                -
                                       --------------    --------------
     Net increase in net assets
       resulting from operations....      545,618,957       650,854,948
                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income........                -       (21,460,363)
  From net realized gain on
     investments....................                -      (311,977,522)
  From return of capital............                -                 -
                                       --------------    --------------
     Net decrease in net assets
       resulting from
       distributions................                -      (333,437,885)
                                       --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of
     shares.........................      371,079,519       477,572,262
  Net asset value of shares issued
     to shareholders for
     reinvestment of shareholder
     distributions..................      315,544,005                 -
  Cost of shares redeemed...........     (185,307,490)     (489,998,326)
                                       --------------    --------------
     Net increase(decrease) in net
       assets from fund share
       transactions.................      501,316,034       (12,426,064)
                                       --------------    --------------
     Total increase in net assets...    1,046,934,991       304,990,999
NET ASSETS:
  Beginning of period...............    2,605,070,175     2,300,079,176
                                       --------------    --------------
  End of period.....................   $3,652,005,166    $2,605,070,175
                                       ==============    ==============
  Undistributed net investment
     income included in net assets
     at end of period...............   $    7,748,430    $       89,373
                                       ==============    ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

            REALTY FUND                         SMALL-CAP FUND
 ----------------------------------   ----------------------------------
    SIX MONTHS         YEAR ENDED        SIX MONTHS         YEAR ENDED
      ENDED           DECEMBER 31,         ENDED           DECEMBER 31,
  JUNE 30, 1998           1997         JUNE 30, 1998           1997
 ----------------    --------------   ----------------    --------------
  $    7,431,606     $    3,776,009    $    8,026,604     $    7,445,302
      16,248,817         27,323,623       102,828,341         26,187,400
     (56,637,899)        74,200,344        29,786,000        114,470,656
      (1,815,821)         7,499,273                 -                  -
          (5,729)             4,474           (48,904)             4,468
  --------------     --------------    --------------     --------------
     (34,779,026)       112,803,723       140,592,041        148,107,826
  --------------     --------------    --------------     --------------
               -         (3,757,696)                -         (7,427,301)
               -        (27,280,191)                -        (28,306,270)
               -         (1,813,127)                -                  -
  --------------     --------------    --------------     --------------
               -        (32,851,014)                -        (35,733,571)
  --------------     --------------    --------------     --------------
     300,740,153        685,515,315       255,004,962        770,142,361
      30,650,461                  -        33,095,199                  -
    (164,742,841)      (184,175,044)      (88,709,813)      (219,414,438)
  --------------     --------------    --------------     --------------
     166,647,773        501,340,271       199,390,348        550,727,923
  --------------     --------------    --------------     --------------
     131,868,747        581,292,980       339,982,389        663,102,178
     737,302,204        156,009,224       915,259,135        252,156,957
  --------------     --------------    --------------     --------------
  $  869,170,951     $  737,302,204    $1,255,241,524     $  915,259,135
  ==============     ==============    ==============     ==============
      $7,116,454            $24,233        $7,724,822            $22,599
    ============           ========      ============           ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Funds are each a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel, as follows:

                         PARTNERS FUND        REALTY FUND        SMALL-CAP FUND
                       -----------------   ------------------   -----------------
Organization date....  November 26, 1986   September 12, 1995   December 21, 1988
Initial
  capitalization
  date...............   March 24, 1987      January 2, 1996     December 28, 1988
Amount of initial
  capitalization.....      $100,000             $100,000           $1,500,000
Shares issued at
  capitalization.....       10,000               10,000              150,000
Shares authorized....      Unlimited           Unlimited            Unlimited
Public offering
  date...............    April 8, 1987      January 2, 1996     February 21, 1989

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.
  (2) All other portfolio securities, for which over-the-counter market quotations are readily available, are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds follow industry practice and record security transactions on trade date plus one. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to shareholders. Accordingly, no federal income tax provision is required. In addition, the Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of foreign currency conversions is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option.

Risk of Foreign Currency Contracts and Options
Using foreign currency contracts and options for hedging purposes can reduce market risks. However, when used separately, foreign currency contracts and options have risks. For example, the price movements of the securities underlying the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Swaps
An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Funds may enter these transactions to protect against any increase in the price of securities the Funds anticipate purchasing at a later date or to obtain the price performance of a security without actually purchasing the security. For example, a swap may be executed when the underlying security is illiquid, unavailable for direct investment, or available only at less attractive terms. Swaps have associated risks including possible default of the counterparty and illiquidity. Use of a swap to hedge could result in a greater loss than if the swap had not been employed.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment or closing date with the Funds paying or receiving only the net amount of the two payments. The Funds record the net value of their swap obligations daily and segregate cash or liquid assets at least equal to the notional principal balance.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net
  assets....................................    1.00%
In excess of $400 million...................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Funds' normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                           SIX MONTHS ENDED JUNE 30, 1998
                                    --------------------------------------------
                                    PARTNERS FUND   REALTY FUND   SMALL-CAP FUND
                                    -------------   -----------   --------------
    Shares sold...................   13,l27,698     17,232,947      10,681,980
    Reinvestment of shareholder
      distribution................   12,145,651      1,766,597       1,492,119
    Shares redeemed...............   (6,504,068)    (9,470,587)     (3,674,816)
                                     ----------     ----------      ----------
                                     18,769,281      9,528,957       8,499,283
                                     ==========     ==========      ==========

                                           YEAR ENDED DECEMBER 31, 1997
                                   --------------------------------------------
                                   PARTNERS FUND   REALTY FUND   SMALL-CAP FUND
                                   -------------   -----------   --------------
    Shares sold..................    18,272,322     42,365,845     37,816,017
    Shares redeemed..............   (18,643,094)   (11,033,373)   (10,675,148)
                                    -----------    -----------    -----------
                                       (370,772)    31,332,472     27,140,869
                                    ===========    ===========    ===========

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities and related brokerage commissions for the period (excluding short-term obligations) are summarized below:

                                PARTNERS FUND    REALTY FUND     SMALL-CAP FUND
                                -------------    ------------    --------------
    Purchases.................  $379,675,425     $263,329,715     $189,538,950
    Sales.....................   646,942,810      109,225,022      200,549,447
    Brokerage commissions.....     2,134,067          831,701          913,290

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At June 30, 1998, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                          %                       DIVIDEND INCOME
                                     OUTSTANDING      MARKET           IN THE
                                      SHARES OF      VALUE AT        SIX MONTHS
                                         THE         JUNE 30,          ENDED
                                       COMPANY         1998        JUNE 30, 1998
                                     -----------   ------------   ----------------
PARTNERS FUND
  Pioneer Natural Resources Company      5.1%      $121,074,900      $  165,690
  Rayonier Inc.                         10.3        133,400,000       1,798,000
  UCAR International, Inc.               9.9        129,884,375               -
                                                   ------------      ----------
                                                   $384,359,275      $1,963,690
                                                   ============      ==========
REALTY FUND
  Alexandria Real Estate Equities,
    Inc.                                 7.8%      $ 26,716,225      $  713,920
  Beacon Capital Partners,
    Inc.(Note 8)                         9.9         41,500,000               -
  Castle & Cooke, Inc.                   9.9         31,977,000               -
  Deltic Timber Corporation              5.1         16,290,625          81,250
  Forest City Enterprises, Inc. --
    Class A                              8.4         47,515,725         102,522
  Excel Legacy Corporation* --
    Common                               6.8          9,975,000               -
    Series A Liquidating Preference
      Convertible (Note 8)              68.6         73,000,000               -
  Getty Realty Corp.                     9.0         23,711,125         244,760
  Horizon Group Properties, Inc.         5.2            942,122               -
  IHOP Corp.                            10.1         41,118,475               -
  Prime Group Realty Trust              14.1         37,628,763       1,396,339
  Prime Retail, Inc.                     7.7         38,149,862       3,713,379
  Red Roof Inns, Inc.                    9.0         42,174,375               -
  Sizeler Property Investors, Inc.       9.3          7,878,938         344,520
  Supertel Hospitality, Inc.            10.7          6,483,075               -
  TimberWest Timber Trust               10.0         41,118,667       2,236,990
                                                   ------------      ----------
                                                   $486,179,977      $8,833,680
                                                   ============      ==========

* Combined voting power is 30.8%

                                          %                       DIVIDEND INCOME
                                     OUTSTANDING      MARKET           IN THE
                                      SHARES OF      VALUE AT        SIX MONTHS
                                         THE         JUNE 30,          ENDED
                                       COMPANY         1998        JUNE 30, 1998
                                     -----------   ------------   ----------------
SMALL-CAP FUND
  Bay View Capital Corp.                 7.5       $ 48,215,550      $  151,500
  Deltic Timber Corporation              6.6         21,177,812         105,625
  Gendis, Inc. - Class A(Note 8)        16.4         22,802,891          97,253
  Hilb, Rogal and Hamilton Company      14.0         27,771,875         559,881
  IHOP Corp.                             5.6         22,876,237               -
  Shaw Communications Inc. -- Class
    B                                   10.6        126,026,712         153,176
  TimberWest Timber Trust               10.0         41,118,667       2,231,491
  VICORP Restaurants, Inc.              10.7         15,104,400               -
  Midas Inc.                            13.8         46,959,675          46,668
  Pinkerton's, Inc.                      8.8         22,916,300               -
  Vanguard Cellular Systems,
    Inc. -- Class A                      5.6         25,464,432               -
                                                   ------------      ----------
                                                   $420,434,551      $3,345,594
                                                   ============      ==========

Realized net gains on the sales of affiliated companies were:

                                                               Gain
                                                            ----------
Partners Fund...............  UCAR International, Inc.      $   47,571
Realty Fund.................  Castle & Cooke, Inc.             955,497
                              Supertel Hospitality, Inc.       149,402
Small-Cap Fund..............  None

NOTE 8. ILLIQUID OR RESTRICTED SECURITIES

The Realty Fund holds 2,075,000 shares of Beacon Capital Partners, Inc. (Beacon) carried at cost of $41,500,000 or $20.00 per share. The Beacon shares were acquired in a private placement which closed March 17, 1998. The Realty Fund also owns 14,600,000 shares of Excel Legacy Corp. Series A Liquidating Preference Convertible Stock (Excel Preferred) carried at cost of $73,000,000 or $5.00 per share. The Excel Preferred shares were acquired in a private placement which closed on March 31, 1998 and will be converted by the company into common shares on August 18, 1998. Both Beacon and Excel Preferred are unregistered and are presently valued in good faith under guidelines established by the Fund Trustees. Registration statements for both securities have been filed with the Securities and Exchange Commission and are presently pending. These investments represent 13% of the Realty Fund at June 30, 1998.

The Small-Cap Fund owns 2,748,496 shares of Gendis, Inc. Class A common stock, representing 16.4% of the total outstanding shares of the company. Due to the Fund's large ownership stake, a portion of this position may be relatively illiquid. Gendis represents 1.8% of the Small-Cap Fund at June 30, 1998.

NOTE 9. NOTIONAL PRINCIPAL CONTRACT (SWAP)

The Small-Cap Fund has entered into a notional principal contract with Merrill Lynch. In exchange for interest on the principal balance, the contract entitles the Fund to the appreciation or depreciation related to 728,900 shares of Vanguard Cellular Systems, Inc.-- Class A common stock. The contract is valued daily at current unrealized appreciation/depreciation net of accrued interest expense. This investment represents 0.1% of the Small-Cap Fund at June 30, 1998.

On July 6, 1998, the contract was closed for a net realized gain of $1,138,489. The Fund subsequently purchased the underlying shares of Vanguard Cellular Systems, Inc.

NOTE 10. COLLATERAL

Securities with the following aggregate market value were segregated to collateralize portfolio obligations at June 30, 1998:

                                                             Market
                                                            Value of
                                                           Segregated
                                     Obligation              Assets
                             ---------------------------  ------------
Partners Fund..............  Forward Currency Contracts   $263,625,000
Realty Fund................  Newhall-Land and Farming
                               Company Put Options
                               Written                      32,062,500
Small-Cap Fund.............  Forward Currency Contracts    253,352,204
                             Notional Principal Contract    25,464,432

                           (Intentionally Left Blank)

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The following condensed financial information, including total returns, has been financial statements appears in the Statement of Additional Information and The presentation is for a share outstanding throughout each period.

                                                          NET
                                                         GAINS
                                NET                        ON                                 DISTRI-
                               ASSET                   SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                               VALUE         NET        REALIZED       FROM       FROM NET     FROM     RETURN
                             BEGINNING    INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL     OF
                             OF PERIOD    INCOME(E)    UNREALIZED   OPERATIONS     INCOME      GAINS    CAPITAL
                            -----------   ----------   ----------   ----------   ----------   -------   -------
PARTNERS FUND
Six months ended June 30,
  1998 (unaudited)........    $25.98         $.06        $ 4.64       $ 4.70       $   --     $   --    $   --
Year ended December 31,
    1997..................     22.85          .21          6.24         6.45         (.21)     (3.11)        -
    1996..................     21.15          .37          4.09         4.46         (.38)     (2.38)        -
    1995..................     17.13          .30          4.40         4.70         (.24)      (.44)        -
    1994..................     16.92          .21          1.30         1.51         (.16)     (1.14)        -
    1993..................     14.70          .10          3.16         3.26         (.09)      (.95)        -
REALTY FUND
Six months ended June 30,
  1998 (unaudited)........     17.35          .14          (.78)        (.64)          --         --        --
Year ended December 31,
  1997....................     13.97          .19          3.96         4.15         (.09)      (.64)     (.04)
January 2, 1996 (Initial
    Capitalization)
    through December 31,
    1996..................     10.00          .16          3.91         4.07         (.04)      (.05)     (.01)
SMALL-CAP FUND
Six months ended June 30,
  1998 (unaudited)........     22.18          .16          2.88         3.04           --         --        --
Year ended December 31,
    1997..................     17.86          .25          4.94         5.19         (.18)      (.69)        -
    1996..................     14.46          .03          4.40         4.43         (.02)     (1.01)        -
    1995..................     13.28          .12          2.35         2.47         (.12)     (1.17)        -
    1994..................     13.49         (.03)          .52          .49            -       (.70)        -
    1993..................     11.40         (.06)         2.32         2.26            -       (.17)        -

 * Annualized
(a) Aggregate, not annualized.
(b) Not applicable for prior periods prior to 1996.
(c) Before expense limitation fee waiver, this ratio was 1.60%.
(d) Before expense limitation fee waiver, this ratio was .82%.
(e) Calculated based on weighted average shares outstanding for the period.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

audited by PricewaterhouseCoopers LLP. The audit report on the 1997 should be read in conjunction with this condensed financial information.

                                              RATIO OF
               NET                            EXPENSES    RATIO OF
              ASSET             NET ASSETS       TO          NET
     TOTAL    VALUE               END OF      AVERAGE     INCOME TO    PORTFOLIO     AVERAGE
    DISTRI-   END OF   TOTAL      PERIOD        NET        AVERAGE     TURNOVER     COMMISSION
    BUTIONS   PERIOD   RETURN   (THOUSANDS)    ASSETS    NET ASSETS      RATE      RATE PAID(B)
    -------   ------   ------   -----------   --------   -----------   ---------   ------------
    $   --    $30.68    18.09%(a) $3,652,005     .93%*       0.45*%      12.58%      $0.0779
     (3.32)    25.98    28.25      2,605,070     .94         0.81        38.07        0.0514
     (2.76)    22.85    21.02      2,300,079     .95         1.61        33.18        0.0750
      (.68)    21.15    27.50      1,876,467    1.01         1.45        12.60
     (1.30)    17.13     8.96        753,527    1.17         1.18        27.39
     (1.04)    16.92    22.20        397,282    1.26          .63        19.12
        --     16.71    (3.69)(a)    869,171    1.17*        1.76*       14.41        0.0789
      (.77)    17.35    29.73        737,302    1.20         0.75        28.66        0.0739
      (.10)    13.97    40.69        156,009    1.50(c)       .92(d)      4.28        0.0613
        --     25.22    13.71(a)   1,255,242    1.01*        1.42*       20.95        0.0403
      (.87)    22.18    29.04        915,259    1.09         1.18        16.95        0.0514
     (1.03)    17.86    30.64        252,157    1.23          .18        27.97        0.0605
     (1.29)    14.46    18.61        135,977    1.30          .84        32.95
      (.70)    13.28     3.64         99,609    1.38         (.22)       19.79
      (.17)    13.49    19.83         85,087    1.45         (.45)       14.37

--------------------------------------------------------------------------------
                               SERVICE DIRECTORY

FUND INFORMATION                                                  (800) 445-9469
To request a prospectus, financial report, application or other Fund information call (800) 445-9469 from 8:00 a.m. to 8:00 p.m. Eastern time, seven days a week.

EXISTING SHAREHOLDER INQUIRIES                                    (800) 488-4191
To request action on your existing account contact the transfer agent, NFDS, at
(800) 488-4191 from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 419929               1004 Baltimore, 5th Floor
   Kansas City, MO 64141-6929            Kansas City, MO 64105
                                            (816) 435-5241

24-HOUR AUTOMATED INFORMATION                                     (800) 378-3788
For automated reporting of daily prices, account balances and transaction activity call (800) 378-3788, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Lee Harper or Mary Williamson for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                 TRANSFER AGENT
ABBREVIATION  SYMBOL    CUSIP     FUND NUMBER
------------  ------  ---------  --------------
  Partners    LLPFX   543069108       133
   Realty     LLREX   543069306       135
   Sm-Cap     LLSCX   543069207       134

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

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                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray
  W. Reid Sanders

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  W. Reid Sanders, President

  G. Staley Cates, Co-Portfolio Manager and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  John B. Buford, Vice President - Investments

  Randy D. Holt, Vice President and Secretary

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Boston, Massachusetts

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

                            Longleaf Partners Funds
                                    c/o NFDS
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

                           Fund Information Requests
                                 (800) 445-9469
                         Shareholder Account Inquiries
                                 (800) 488-4191